UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 18, 2007
          -------------------------------------------------------------

                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  1-4773                  04-1701350
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
       of Incorporation)                                  Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 18, 2007, the Superior Court of New Jersey, Law Division Middlesex County issued an opinion in connection with the first phase of the New Jersey insurance coverage litigation that American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") is party against certain of Congoleum's insurance carriers. In the opinion, the court ruled that the defendant insurers have no coverage obligations with respect to the claimant agreement that Congoleum entered into in 2003 with various asbestos personal injury claimants as part of Congoleum's strategy to resolve its asbestos claims liability through confirmation of a pre-packaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code. A copy of the opinion is attached hereto as
Exhibit 99.1.

For further information regarding the claimant agreement and the New Jersey insurance coverage litigation Congoleum is party to against certain of its insurance carriers, and the risks and uncertainties surrounding these matters and Congoleum's pursuit of a plan of reorganization under Chapter 11 of the United States Bankruptcy Code, see American Biltrite Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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    EXHIBIT NO.                               DESCRIPTION
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       99.1          Opinion of the Superior Court of New Jersey, Law Division
                     Middlesex County, dated May 18, 2007
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN BILTRITE INC.


Date: May 24, 2007                        By: /s/ Howard N. Feist III
                                              -----------------------
                                              Name:  Howard N. Feist III
                                              Title:  Chief Financial Officer

                                  Exhibit Index

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    EXHIBIT NO.                                DESCRIPTION
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      99.1            Opinion of the Superior Court of New Jersey, Law Division
                      Middlesex County, dated May 18, 2007
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